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                                                                    Exhibit 99.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Quarterly Report of Laserscope on Form 10-Q for the six months ended June 30, 2002, I, Eric M. Reuter, President and Chief Executive Officer of Laserscope, hereby certify pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) such Quarterly Report on Form 10-Q for the six months ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Quarterly Report on Form 10-Q for the six months ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Laserscope.



Date:  August 13, 2002                       By:      /s/  Eric M. Reuter
                                                 -------------------------------
                                                 Eric M. Reuter
                                                 President and Chief Executive
                                                 Officer